UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2009

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

At meetings with investors this week, executives of Infinera Corporation (the “Company”) will discuss the following developments:

(a)	The Company will indicate that it began shipping its metro-edge platform products in late August and it has four customer wins. In addition, the Company intends to introduce this new product at the Supercomm 2009 Trade Show in Chicago in October, 2009.

(b)	The Company expects to deliver its next-generation (10 x 40Gb/s) 400Gb PIC to its system developers by the end of this year. The development cycle for the Company’s next-generation 40 Gb/s-based DTN system may or may not mirror that of its current 10 Gb/s-based DTN system, which has been shipping since 2004. However as a potential guideline for future product development at 40Gb/s and beyond, the Company will indicate that with its current DTN system, it took between 12 and 24 months to make the DTN system available at customers’ sites after the (10 x 10Gb/s) 100Gb PIC was delivered to Infinera’s systems developers.

(c)	The Company will note that Telefonica SA, one of the world’s top five telecommunications service providers, has purchased the DTN System from the Company. The DTN Product purchased by Telefonica is being used in submarine and terrestrial applications and has been shipped, deployed and is carrying live traffic.

Forward-Looking Statements Disclaimer

The disclosure contained in this Item 8.01 contains forward-looking statements concerning future announcements related to the Company’s new metro-edge platform and product development efforts. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the statements included in this Item 8.01 disclosure include, but are not limited to, the future announcements of the Company’s product development efforts and new metro-edge platform. Further information on potential factors that could affect the Company’s future financial results are included in the Company’s Annual Report on Form 10-K for the year ended December 27, 2008, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). Such forward-looking statements speak only as of the date of this report. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: September 15, 2009	By:	/s/ Michael O. McCarthy III
Michael O. McCarthy III Chief Legal Officer